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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

       We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 2 to the Registration Statement on Form S-3 of our report dated March 28, 1996, which appears on page F-2 of KFx Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.



       PRICE WATERHOUSE LLP


       Denver, Colorado

       July 16, 1996